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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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                August 12, 2002 (Date of earliest event reported)

                        August 12, 2002 (Date of Report)

                             RADIOSHACK CORPORATION

               (Exact name of registrant as specified in charter)


      Delaware                      1-5571                       75-1047710
  (State or other                (Commission                   (IRS Employer
  Jurisdiction of                File Number)                Identification No.)
  Incorporation)

        100 Throckmorton Street, Suite 1800, Fort Worth, Texas        76102
                (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (817) 415-3700


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Item 9.  Regulation FD Disclosure

         On August 12, 2002, each of the Principal Executive Officer, Leonard H. Roberts, and Principal Financial Officer, Michael D. Newman, of RadioShack Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order NO. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99(a) and 99(b)).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 12th day of August, 2002.

                                   RADIOSHACK CORPORATION
                                            (Registrant)


Date August 12, 2002               /s/ Mark C. Hill
                                   Mark C. Hill
                                   Senior Vice President, Corporate Secretary
                                   and General Counsel



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Exhibit Index

Exhibit (99(a)):  Statement under Oath of Principal Executive Officer dated
                  August 12, 2002.

Exhibit (99(b)):  Statement under Oath of Principal Financial Officer dated
                  August 12, 2002.